                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  October 14, 1998
                                                        ----------------


                          INNOVIR LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                    0-21972           13-3536290
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(State or other jurisdiction       (Commission       (IRS Employer
     of incorporation)             File Number)    Identification No.)

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510 East 73rd Street, New York, NY                10021
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(Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code     (212) 249-4703
                                                    --------------------





                                Not Applicable
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On October 14, 1998, Innovir Laboratories, Inc. issued the press release filed herewith as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS

          No financial statements are required to be filed as a part of this report.


     (b)  PRO FORMA FINANCIAL INFORMATION

          No pro forma financial information is required to be filed as a part of this report.


     (c)  EXHIBITS

          99  Press release, dated October 14, 1998.



               All other Items of this report are inapplicable.

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Innovir Laboratories, Inc.


Date: October 20, 1998              By:/s/ Francis M. O'Connell
                                       ------------------------
                                       Name:  Francis M. O'Connell
                                       Title: Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

          99  Press release, dated October 14, 1998.

                                       4